SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   JANUARY 10, 2000
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                         PENNCORP FINANCIAL GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                        1-11422                 13-3543540
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


                 C/O SOUTHWESTERN FINANCIAL SERVICES CORPORATION
                            717 NORTH HARWOOD STREET
                               DALLAS, TEXAS 75201
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               (Address of Principal Executive Offices) (Zip Code)



Registrant's telephone number, including area code        (214) 954-7111
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
                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

           On January 10, 2000, PennCorp Financial Group, Inc., a Delaware corporation (the "Company"), issued a press release announcing that the Company had entered into a definitive agreement (the "Swiss Re Agreement") for the sale of Southwestern Life Insurance Company and Security Life & Trust Insurance Company to Reassurance America Life Insurance Company, a U.S. subsidiary of Swiss Reinsurance Company of Zurich, Switzerland, for $260 million in cash, subject to certain adjustments. The Swiss Re Agreement requires that the Company effectuate the sale through a voluntary Chapter 11 case, subject to bankruptcy court approval.

           The Company also announced that it had, through its subsidiary American-Amicable Holdings Corporation, entered into a definitive agreement (the "Thoma Cressey Agreement") for the sale of its Waco, Texas-based insurance operations to a new acquisition company formed by Thoma Cressey Equity Partners for $102 million in cash, subject to certain adjustments. The Waco-based operations include Pioneer Security Life Insurance Company, Occidential Life Insurance Company, American-Amicable Life Insurance Company of Texas and Pioneer American Insurance Company.

         Filed herewith are the Swiss Re Agreement, the Thoma Cressey Agreement and such press release. The descriptions of the Swiss Re Agreement and the Thoma Cressey Agreement above do not purport to be complete and are qualified in their entirety by reference to the Swiss Re Agreement and the Thoma Cressey Agreement, which are filed as exhibits to this Current Report on Form 8-K



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
ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (c)       Exhibits.

              Exhibit number          Description
              --------------          -----------

                   10.1 Stock Purchase Agreement, dated as of January 7, 2000, between Reassure America Life Insurance Company and PennCorp Financial Group, Inc.


                   10.2 Stock Purchase Agreement, dated as of January 8, 2000, by and between Pioneer-Occidental Holdings Company and American-Amicable Holdings Corporation.

                   99.1               Press release of January 10, 2000.








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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 PennCorp Financial Group, Inc.

                                 By: /s/ Scott D. Silverman
                                     -----------------------------------------
                                     Scott D. Silverman
                                     Executive Vice President and Secretary

Dated:  January 10, 2000










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
                                  EXHIBIT INDEX


              Exhibit number          Description
              --------------          -----------

                   10.1 Stock Purchase Agreement, dated as of January 7, 2000, between Reassure America Life Insurance Company and PennCorp Financial Group, Inc.

                   10.2 Stock Purchase Agreement, dated as of January 8, 2000, by and between Pioneer-Occidental Holdings Company and American-Amicable Holdings Corporation.

                   99.1               Press release of January 10, 2000.











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